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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 Current Report

                                Dated May 4, 2006

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

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Item 2.02. Results of Operations and Financial Condition

         On May 4, 2006, Zale Corporation issued a press release reporting its sales results for the third fiscal quarter ended April 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

         The attached press release includes a presentation of revenues for the nine months ended April 30, 2006 and the three and nine months ending April 30, 2005, excluding the results of 29 Bailey Banks & Biddle stores that were closed during the second fiscal quarter of 2006. The presentation of revenues excluding the results of the closed stores is not a measure of financial performance under generally accepted accounting principles ("GAAP") and should not be considered as an alternative to revenues as computed under GAAP for the applicable periods, which include the results of the closed stores.

         The exhibit also includes earnings per share guidance for the three months ended April 30, 2006, excluding a charge related to severance and other benefit payments in conjunction with executive management changes and a charge related to Bailey Banks & Biddle store closures. A presentation of earnings per share excluding the severance charges and the charges relating to the Bailey Banks & Biddle store closures is not a measure of financial performance under GAAP and should not be considered as an alternative to earnings per share as computed under GAAP for the applicable period, which would include these charges.

         The Company believes that a presentation of revenues and earnings per share guidance excluding these items is helpful to investors. Management will use revenues, earnings and earnings per share measures adjusted to exclude these items as part of its evaluation of the performance of the Company. Further, the Company believes the adjusted revenues and earnings per share measures provide useful information to investors because the items excluded relate to events that had a significant impact during the quarter and will recur with unpredictable frequency and magnitude in the future.

         The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ZALE CORPORATION
                                     Registrant


Date: May 4, 2006

                                     By: /s/ Cynthia T. Gordon
                                     ------------------------------------
                                     Cynthia T. Gordon
                                     Senior Vice President,
                                     Controller
                                     (principal accounting officer
                                     of the Registrant)



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                                  EXHIBIT INDEX

99.1              Press Release of Zale Corporation issued May 4, 2006.